Supplement dated March 8, 2021

to the

Prospectus dated May 1, 2020 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On December 3, 2020, the Board of Trustees for the Invesco Funds approved an Agreement and Plan of Reorganization (the “Agreement”) to transfer the assets and liabilities of the Target Fund listed below to the Acquiring Fund. On or about April 5, 2021, shareholders of record of the Target Fund will be entitled to vote on the reorganization. If approved, the reorganization will be effective on or about April 30, 2021 (“Merger Date”). As a result, a Subaccount that invests in the Acquiring Fund will be added as an available investment option under your Contract. Upon closing of the reorganization, shares of the Target Fund will be exchanged for the same value of shares of the corresponding Acquiring Fund.

Target Fund	Acquiring Fund
Invesco V.I. Managed Volatility Fund – Series I	Invesco V.I. Equity and Income Fund – Series I

Prior to the Merger Date, you may transfer any Contract Value that is allocated to the Subaccount that invests in the Target Fund to any of the other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Subaccount that invests in the Target Fund, you should provide us with new allocation instructions prior to the Merger Date.

Effective as of the close of business on April 30, 2021, the following changes will occur:

•	Any Contract Value allocated to the Subaccount that invests in the Target Fund will be automatically transferred into the Subaccount that invests in the Acquiring Fund;

•	Purchase Payments and transfers of Contract Value will no longer be accepted into the Subaccount that invests in the Target Fund after the Merger Date; and

•

Automatic investment programs, such as Dollar Cost Averaging, asset allocation, or automatic account rebalancing, will continue uninterrupted and will be automatically updated to reflect the Subaccount that invests in the Acquiring Fund, unless you provide us with new enrollment instructions prior to the Merger Date.

Upon completion of the reorganization, all references in the Prospectus to the Target Fund and to the Subaccount that invests in the Target Fund are deleted and replaced with the Acquiring Fund and the Subaccount that invests in the Acquiring Fund.

Upon completion of the reorganization, in your Prospectus, under the section the entitled “The Funds,” the below information is deleted:

Fund/Portfolio	Investment Objective and Investment Adviser
Invesco V.I. Managed Volatility Fund (Series I Shares)	Both capital appreciation and current income while managing portfolio volatility. The Portfolio’s investment adviser is Invesco Advisers, Inc.
and replaced with the following:

Fund/Portfolio	Investment Objective and Investment Adviser
Invesco V.I. Equity and Income Fund (Series I Shares)	Both capital appreciation and current income. The Portfolio’s investment adviser is Invesco Advisers, Inc.

If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.